                                                                      Exhibit 24

                                POWER OF ATTORNEY

         I, Lawrence A. Bossidy, a director of Honeywell International Inc., a Delaware corporation (the "Company"), hereby appoint Peter M. Kreindler, Richard
F. Wallman, Victor P. Patrick, John J. Tus and James V. Gelly, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company on Form S-3 or other appropriate form for the registration of:

                  (i) debt securities of the Company (which may be convertible into or exchangeable for or accompanied by warrants to purchase debt or equity securities of the Company, its subsidiaries, joint ventures or affiliates or another person or entity, provided the number of shares of the Company's Common Stock into or for which such debt securities may be converted or exchanged or which may be issued upon exercise of such warrants shall not exceed 25,000,000, as adjusted for stock splits and dividends) with aggregate proceeds not to exceed $3 billion (or the equivalent thereof in any foreign currency), including any accompanying warrants and any guarantees by the Company of such debt securities of its subsidiaries, joint ventures or affiliates;

                  (ii) preferred stock of the Company (which may be convertible into or redeemable or exchangeable for Common Stock or other securities or property of the Company) with proceeds not to exceed $500 million;

                  (iii) debt securities, Common Stock or preferred stock of the Company or warrants to purchase such securities to be issued in exchange for debt or equity securities of the Company, its subsidiaries, joint ventures or affiliates with an aggregate principal amount, liquidation preference or value not to exceed $815,740,000;

                  (iv) any securities into or for which any of the securities specified in clauses (i), (ii) or (iii) are convertible or exchangeable or which may be issued upon exercise thereof; and

                  (v) shares of Common Stock of the Company sold or otherwise disposed of to carry out transactions (a) which have been specifically authorized by the Board of Directors, and any warrants to purchase such shares, or (b) not requiring specific authorization by the Board of Directors (not to exceed in any one transaction the lesser of (1) two percent of the Common Stock of the Company issued and outstanding at the end of the preceding fiscal year, as adjusted for stock splits and stock dividends, or (2) shares having a market value of $200,000,000), and any warrants to purchase such shares.

         I hereby grant to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

         I hereby revoke any or all prior appointments of attorneys-in-fact to the extent that they confer authority to sign the above-described documents.


                                                    /s/ Lawrence A. Bossidy
                                                    ----------------------------
                                                    Lawrence A. Bossidy
Dated:  February 8, 2002

                                POWER OF ATTORNEY

         I, David M. Cote, a director of Honeywell International Inc., a Delaware corporation (the "Company"), hereby appoint Lawrence A. Bossidy, Peter
M. Kreindler, Richard F. Wallman, Victor P. Patrick, John J. Tus and James V. Gelly, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company on Form S-3 or other appropriate form for the registration of:

                  (i) debt securities of the Company (which may be convertible into or exchangeable for or accompanied by warrants to purchase debt or equity securities of the Company, its subsidiaries, joint ventures or affiliates or another person or entity, provided the number of shares of the Company's Common Stock into or for which such debt securities may be converted or exchanged or which may be issued upon exercise of such warrants shall not exceed 25,000,000, as adjusted for stock splits and dividends) with aggregate proceeds not to exceed $3 billion (or the equivalent thereof in any foreign currency), including any accompanying warrants and any guarantees by the Company of such debt securities of its subsidiaries, joint ventures or affiliates;

                  (ii) preferred stock of the Company (which may be convertible into or redeemable or exchangeable for Common Stock or other securities or property of the Company) with proceeds not to exceed $500 million;

                  (iii) debt securities, Common Stock or preferred stock of the Company or warrants to purchase such securities to be issued in exchange for debt or equity securities of the Company, its subsidiaries, joint ventures or affiliates with an aggregate principal amount, liquidation preference or value not to exceed $815,740,000;

                  (iv) any securities into or for which any of the securities specified in clauses (i), (ii) or (iii) are convertible or exchangeable or which may be issued upon exercise thereof; and

                  (v) shares of Common Stock of the Company sold or otherwise disposed of to carry out transactions (a) which have been specifically authorized by the Board of Directors, and any warrants to purchase such shares, or (b) not requiring specific authorization by the Board of Directors (not to exceed in any one transaction the lesser of (1) two percent of the Common Stock of the Company issued and outstanding at the end of the preceding fiscal year, as adjusted for stock splits and stock dividends, or (2) shares having a market value of $200,000,000), and any warrants to purchase such shares.

         I hereby grant to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

         I hereby revoke any or all prior appointments of attorneys-in-fact to the extent that they confer authority to sign the above-described documents.


                                               /s/ David M. Cote
                                               ------------------------------
                                               David M. Cote
Dated:  February 19, 2002

                                POWER OF ATTORNEY

         I, Hans W. Becherer, a director of Honeywell International Inc., a Delaware corporation (the "Company"), hereby appoint Lawrence A. Bossidy, Peter
M. Kreindler, Richard F. Wallman, Victor P. Patrick, John J. Tus and James V. Gelly, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company on Form S-3 or other appropriate form for the registration of:

                  (i) debt securities of the Company (which may be convertible into or exchangeable for or accompanied by warrants to purchase debt or equity securities of the Company, its subsidiaries, joint ventures or affiliates or another person or entity, provided the number of shares of the Company's Common Stock into or for which such debt securities may be converted or exchanged or which may be issued upon exercise of such warrants shall not exceed 25,000,000, as adjusted for stock splits and dividends) with aggregate proceeds not to exceed $3 billion (or the equivalent thereof in any foreign currency), including any accompanying warrants and any guarantees by the Company of such debt securities of its subsidiaries, joint ventures or affiliates;

                  (ii) preferred stock of the Company (which may be convertible into or redeemable or exchangeable for Common Stock or other securities or property of the Company) with proceeds not to exceed $500 million;

                  (iii) debt securities, Common Stock or preferred stock of the Company or warrants to purchase such securities to be issued in exchange for debt or equity securities of the Company, its subsidiaries, joint ventures or affiliates with an aggregate principal amount, liquidation preference or value not to exceed $815,740,000;

                  (iv) any securities into or for which any of the securities specified in clauses (i), (ii) or (iii) are convertible or exchangeable or which may be issued upon exercise thereof; and

                  (v) shares of Common Stock of the Company sold or otherwise disposed of to carry out transactions (a) which have been specifically authorized by the Board of Directors, and any warrants to purchase such shares, or (b) not requiring specific authorization by the Board of Directors (not to exceed in any one transaction the lesser of (1) two percent of the Common Stock of the Company issued and outstanding at the end of the preceding fiscal year, as adjusted for stock splits and stock dividends, or (2) shares having a market value of $200,000,000), and any warrants to purchase such shares.

         I hereby grant to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

         I hereby revoke any or all prior appointments of attorneys-in-fact to the extent that they confer authority to sign the above-described documents.

                                              /s/ Hans W. Becherer
                                              ----------------------------
                                              Hans W. Becherer
Dated:  February 8, 2002

                                POWER OF ATTORNEY

         I, Gordon M. Bethune, a director of Honeywell International Inc., a Delaware corporation (the "Company"), hereby appoint Lawrence A. Bossidy, Peter
M. Kreindler, Richard F. Wallman, Victor P. Patrick, John J. Tus and James V. Gelly, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company on Form S-3 or other appropriate form for the registration of:

                  (i) debt securities of the Company (which may be convertible into or exchangeable for or accompanied by warrants to purchase debt or equity securities of the Company, its subsidiaries, joint ventures or affiliates or another person or entity, provided the number of shares of the Company's Common Stock into or for which such debt securities may be converted or exchanged or which may be issued upon exercise of such warrants shall not exceed 25,000,000, as adjusted for stock splits and dividends) with aggregate proceeds not to exceed $3 billion (or the equivalent thereof in any foreign currency), including any accompanying warrants and any guarantees by the Company of such debt securities of its subsidiaries, joint ventures or affiliates;

                  (ii) preferred stock of the Company (which may be convertible into or redeemable or exchangeable for Common Stock or other securities or property of the Company) with proceeds not to exceed $500 million;

                  (iii) debt securities, Common Stock or preferred stock of the Company or warrants to purchase such securities to be issued in exchange for debt or equity securities of the Company, its subsidiaries, joint ventures or affiliates with an aggregate principal amount, liquidation preference or value not to exceed $815,740,000;

                  (iv) any securities into or for which any of the securities specified in clauses (i), (ii) or (iii) are convertible or exchangeable or which may be issued upon exercise thereof; and

                  (v) shares of Common Stock of the Company sold or otherwise disposed of to carry out transactions (a) which have been specifically authorized by the Board of Directors, and any warrants to purchase such shares, or (b) not requiring specific authorization by the Board of Directors (not to exceed in any one transaction the lesser of (1) two percent of the Common Stock of the Company issued and outstanding at the end of the preceding fiscal year, as adjusted for stock splits and stock dividends, or (2) shares having a market value of $200,000,000), and any warrants to purchase such shares.

         I hereby grant to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

         I hereby revoke any or all prior appointments of attorneys-in-fact to the extent that they confer authority to sign the above-described documents.


                                             /s/ Gordon M. Bethune
                                             -----------------------------------
                                             Gordon M. Bethune
Dated:  February 8, 2002

                                POWER OF ATTORNEY

         I, Marshall N. Carter, a director of Honeywell International Inc., a Delaware corporation (the "Company"), hereby appoint Lawrence A. Bossidy, Peter
M. Kreindler, Richard F. Wallman, Victor P. Patrick, John J. Tus and James V. Gelly, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company on Form S-3 or other appropriate form for the registration of:

                  (i) debt securities of the Company (which may be convertible into or exchangeable for or accompanied by warrants to purchase debt or equity securities of the Company, its subsidiaries, joint ventures or affiliates or another person or entity, provided the number of shares of the Company's Common Stock into or for which such debt securities may be converted or exchanged or which may be issued upon exercise of such warrants shall not exceed 25,000,000, as adjusted for stock splits and dividends) with aggregate proceeds not to exceed $3 billion (or the equivalent thereof in any foreign currency), including any accompanying warrants and any guarantees by the Company of such debt securities of its subsidiaries, joint ventures or affiliates;

                  (ii) preferred stock of the Company (which may be convertible into or redeemable or exchangeable for Common Stock or other securities or property of the Company) with proceeds not to exceed $500 million;

                  (iii) debt securities, Common Stock or preferred stock of the Company or warrants to purchase such securities to be issued in exchange for debt or equity securities of the Company, its subsidiaries, joint ventures or affiliates with an aggregate principal amount, liquidation preference or value not to exceed $815,740,000;

                  (iv) any securities into or for which any of the securities specified in clauses (i), (ii) or (iii) are convertible or exchangeable or which may be issued upon exercise thereof; and

                  (v) shares of Common Stock of the Company sold or otherwise disposed of to carry out transactions (a) which have been specifically authorized by the Board of Directors, and any warrants to purchase such shares, or (b) not requiring specific authorization by the Board of Directors (not to exceed in any one transaction the lesser of (1) two percent of the Common Stock of the Company issued and outstanding at the end of the preceding fiscal year, as adjusted for stock splits and stock dividends, or (2) shares having a market value of $200,000,000), and any warrants to purchase such shares.

         I hereby grant to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

         I hereby revoke any or all prior appointments of attorneys-in-fact to the extent that they confer authority to sign the above-described documents.


                                              /s/ Marshall N. Carter
                                              ---------------------------------
                                              Marshall N. Carter
Dated:  February 8, 2002

                                POWER OF ATTORNEY

         I, Ann M. Fudge, a director of Honeywell International Inc., a Delaware corporation (the "Company"), hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman, Victor P. Patrick, John J. Tus and James V. Gelly, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company on Form S-3 or other appropriate form for the registration of:

                  (i) debt securities of the Company (which may be convertible into or exchangeable for or accompanied by warrants to purchase debt or equity securities of the Company, its subsidiaries, joint ventures or affiliates or another person or entity, provided the number of shares of the Company's Common Stock into or for which such debt securities may be converted or exchanged or which may be issued upon exercise of such warrants shall not exceed 25,000,000, as adjusted for stock splits and dividends) with aggregate proceeds not to exceed $3 billion (or the equivalent thereof in any foreign currency), including any accompanying warrants and any guarantees by the Company of such debt securities of its subsidiaries, joint ventures or affiliates;

                  (ii) preferred stock of the Company (which may be convertible into or redeemable or exchangeable for Common Stock or other securities or property of the Company) with proceeds not to exceed $500 million;

                  (iii) debt securities, Common Stock or preferred stock of the Company or warrants to purchase such securities to be issued in exchange for debt or equity securities of the Company, its subsidiaries, joint ventures or affiliates with an aggregate principal amount, liquidation preference or value not to exceed $815,740,000;

                  (iv) any securities into or for which any of the securities specified in clauses (i), (ii) or (iii) are convertible or exchangeable or which may be issued upon exercise thereof; and

                  (v) shares of Common Stock of the Company sold or otherwise disposed of to carry out transactions (a) which have been specifically authorized by the Board of Directors, and any warrants to purchase such shares, or (b) not requiring specific authorization by the Board of Directors (not to exceed in any one transaction the lesser of (1) two percent of the Common Stock of the Company issued and outstanding at the end of the preceding fiscal year, as adjusted for stock splits and stock dividends, or (2) shares having a market value of $200,000,000), and any warrants to purchase such shares.

         I hereby grant to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

         I hereby revoke any or all prior appointments of attorneys-in-fact to the extent that they confer authority to sign the above-described documents.


                                                 /s/ Ann M. Fudge
                                                 -----------------------------
                                                 Ann M. Fudge
Dated:  February 8, 2002

                                POWER OF ATTORNEY

         I, James J. Howard, a director of Honeywell International Inc., a Delaware corporation (the "Company"), hereby appoint Lawrence A. Bossidy, Peter
M. Kreindler, Richard F. Wallman, Victor P. Patrick, John J. Tus and James V. Gelly, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company on Form S-3 or other appropriate form for the registration of:

                  (i) debt securities of the Company (which may be convertible into or exchangeable for or accompanied by warrants to purchase debt or equity securities of the Company, its subsidiaries, joint ventures or affiliates or another person or entity, provided the number of shares of the Company's Common Stock into or for which such debt securities may be converted or exchanged or which may be issued upon exercise of such warrants shall not exceed 25,000,000, as adjusted for stock splits and dividends) with aggregate proceeds not to exceed $3 billion (or the equivalent thereof in any foreign currency), including any accompanying warrants and any guarantees by the Company of such debt securities of its subsidiaries, joint ventures or affiliates;

                  (ii) preferred stock of the Company (which may be convertible into or redeemable or exchangeable for Common Stock or other securities or property of the Company) with proceeds not to exceed $500 million;

                  (iii) debt securities, Common Stock or preferred stock of the Company or warrants to purchase such securities to be issued in exchange for debt or equity securities of the Company, its subsidiaries, joint ventures or affiliates with an aggregate principal amount, liquidation preference or value not to exceed $815,740,000;

                  (iv) any securities into or for which any of the securities specified in clauses (i), (ii) or (iii) are convertible or exchangeable or which may be issued upon exercise thereof; and

                  (v) shares of Common Stock of the Company sold or otherwise disposed of to carry out transactions (a) which have been specifically authorized by the Board of Directors, and any warrants to purchase such shares, or (b) not requiring specific authorization by the Board of Directors (not to exceed in any one transaction the lesser of (1) two percent of the Common Stock of the Company issued and outstanding at the end of the preceding fiscal year, as adjusted for stock splits and stock dividends, or (2) shares having a market value of $200,000,000), and any warrants to purchase such shares.

         I hereby grant to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

         I hereby revoke any or all prior appointments of attorneys-in-fact to the extent that they confer authority to sign the above-described documents.


                                             /s/ James J. Howard
                                             ------------------------------
                                             James J. Howard
Dated: February 8, 2002

                                POWER OF ATTORNEY

         I, Bruce Karatz, a director of Honeywell International Inc., a Delaware corporation (the "Company"), hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman, Victor P. Patrick, John J. Tus and James V. Gelly, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company on Form S-3 or other appropriate form for the registration of:

                  (i) debt securities of the Company (which may be convertible into or exchangeable for or accompanied by warrants to purchase debt or equity securities of the Company, its subsidiaries, joint ventures or affiliates or another person or entity, provided the number of shares of the Company's Common Stock into or for which such debt securities may be converted or exchanged or which may be issued upon exercise of such warrants shall not exceed 25,000,000, as adjusted for stock splits and dividends) with aggregate proceeds not to exceed $3 billion (or the equivalent thereof in any foreign currency), including any accompanying warrants and any guarantees by the Company of such debt securities of its subsidiaries, joint ventures or affiliates;

                  (ii) preferred stock of the Company (which may be convertible into or redeemable or exchangeable for Common Stock or other securities or property of the Company) with proceeds not to exceed $500 million;

                  (iii) debt securities, Common Stock or preferred stock of the Company or warrants to purchase such securities to be issued in exchange for debt or equity securities of the Company, its subsidiaries, joint ventures or affiliates with an aggregate principal amount, liquidation preference or value not to exceed $815,740,000;

                  (iv) any securities into or for which any of the securities specified in clauses (i), (ii) or (iii) are convertible or exchangeable or which may be issued upon exercise thereof; and

                  (v) shares of Common Stock of the Company sold or otherwise disposed of to carry out transactions (a) which have been specifically authorized by the Board of Directors, and any warrants to purchase such shares, or (b) not requiring specific authorization by the Board of Directors (not to exceed in any one transaction the lesser of (1) two percent of the Common Stock of the Company issued and outstanding at the end of the preceding fiscal year, as adjusted for stock splits and stock dividends, or (2) shares having a market value of $200,000,000), and any warrants to purchase such shares.

         I hereby grant to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

         I hereby revoke any or all prior appointments of attorneys-in-fact to the extent that they confer authority to sign the above-described documents.


                                                /s/ Bruce Karatz
                                                ------------------------------
                                                Bruce Karatz
Dated:  February 8, 2002

                                POWER OF ATTORNEY

         I, Robert P. Luciano, a director of Honeywell International Inc., a Delaware corporation (the "Company"), hereby appoint Lawrence A. Bossidy, Peter
M. Kreindler, Richard F. Wallman, Victor P. Patrick, John J. Tus and James V. Gelly, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company on Form S-3 or other appropriate form for the registration of:

                  (i) debt securities of the Company (which may be convertible into or exchangeable for or accompanied by warrants to purchase debt or equity securities of the Company, its subsidiaries, joint ventures or affiliates or another person or entity, provided the number of shares of the Company's Common Stock into or for which such debt securities may be converted or exchanged or which may be issued upon exercise of such warrants shall not exceed 25,000,000, as adjusted for stock splits and dividends) with aggregate proceeds not to exceed $3 billion (or the equivalent thereof in any foreign currency), including any accompanying warrants and any guarantees by the Company of such debt securities of its subsidiaries, joint ventures or affiliates;

                  (ii) preferred stock of the Company (which may be convertible into or redeemable or exchangeable for Common Stock or other securities or property of the Company) with proceeds not to exceed $500 million;

                  (iii) debt securities, Common Stock or preferred stock of the Company or warrants to purchase such securities to be issued in exchange for debt or equity securities of the Company, its subsidiaries, joint ventures or affiliates with an aggregate principal amount, liquidation preference or value not to exceed $815,740,000;

                  (iv) any securities into or for which any of the securities specified in clauses (i), (ii) or (iii) are convertible or exchangeable or which may be issued upon exercise thereof; and

                  (v) shares of Common Stock of the Company sold or otherwise disposed of to carry out transactions (a) which have been specifically authorized by the Board of Directors, and any warrants to purchase such shares, or (b) not requiring specific authorization by the Board of Directors (not to exceed in any one transaction the lesser of (1) two percent of the Common Stock of the Company issued and outstanding at the end of the preceding fiscal year, as adjusted for stock splits and stock dividends, or (2) shares having a market value of $200,000,000), and any warrants to purchase such shares.

         I hereby grant to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

         I hereby revoke any or all prior appointments of attorneys-in-fact to the extent that they confer authority to sign the above-described documents.


                                              /s/ Robert P. Luciano
                                             ------------------------------
                                             Robert P. Luciano
Dated:  February 8, 2002

                                POWER OF ATTORNEY

         I, Russell E. Palmer, a director of Honeywell International Inc., a Delaware corporation (the "Company"), hereby appoint Lawrence A. Bossidy, Peter
M. Kreindler, Richard F. Wallman, Victor P. Patrick, John J. Tus and James V. Gelly, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company on Form S-3 or other appropriate form for the registration of:

                  (i) debt securities of the Company (which may be convertible into or exchangeable for or accompanied by warrants to purchase debt or equity securities of the Company, its subsidiaries, joint ventures or affiliates or another person or entity, provided the number of shares of the Company's Common Stock into or for which such debt securities may be converted or exchanged or which may be issued upon exercise of such warrants shall not exceed 25,000,000, as adjusted for stock splits and dividends) with aggregate proceeds not to exceed $3 billion (or the equivalent thereof in any foreign currency), including any accompanying warrants and any guarantees by the Company of such debt securities of its subsidiaries, joint ventures or affiliates;

                  (ii) preferred stock of the Company (which may be convertible into or redeemable or exchangeable for Common Stock or other securities or property of the Company) with proceeds not to exceed $500 million;

                  (iii) debt securities, Common Stock or preferred stock of the Company or warrants to purchase such securities to be issued in exchange for debt or equity securities of the Company, its subsidiaries, joint ventures or affiliates with an aggregate principal amount, liquidation preference or value not to exceed $815,740,000;

                  (iv) any securities into or for which any of the securities specified in clauses (i), (ii) or (iii) are convertible or exchangeable or which may be issued upon exercise thereof; and

                  (v) shares of Common Stock of the Company sold or otherwise disposed of to carry out transactions (a) which have been specifically authorized by the Board of Directors, and any warrants to purchase such shares, or (b) not requiring specific authorization by the Board of Directors (not to exceed in any one transaction the lesser of (1) two percent of the Common Stock of the Company issued and outstanding at the end of the preceding fiscal year, as adjusted for stock splits and stock dividends, or (2) shares having a market value of $200,000,000), and any warrants to purchase such shares.

         I hereby grant to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

         I hereby revoke any or all prior appointments of attorneys-in-fact to the extent that they confer authority to sign the above-described documents.


                                           /s/ Russell E. Palmer
                                          ------------------------------
                                          Russell E. Palmer

Dated:  February 8, 2002

                                POWER OF ATTORNEY

         I, Jaime Chico Pardo, a director of Honeywell International Inc., a Delaware corporation (the "Company"), hereby appoint Lawrence A. Bossidy, Peter
M. Kreindler, Richard F. Wallman, Victor P. Patrick, John J. Tus and James V. Gelly, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company on Form S-3 or other appropriate form for the registration of:

                  (i) debt securities of the Company (which may be convertible into or exchangeable for or accompanied by warrants to purchase debt or equity securities of the Company, its subsidiaries, joint ventures or affiliates or another person or entity, provided the number of shares of the Company's Common Stock into or for which such debt securities may be converted or exchanged or which may be issued upon exercise of such warrants shall not exceed 25,000,000, as adjusted for stock splits and dividends) with aggregate proceeds not to exceed $3 billion (or the equivalent thereof in any foreign currency), including any accompanying warrants and any guarantees by the Company of such debt securities of its subsidiaries, joint ventures or affiliates;

                  (ii) preferred stock of the Company (which may be convertible into or redeemable or exchangeable for Common Stock or other securities or property of the Company) with proceeds not to exceed $500 million;

                  (iii) debt securities, Common Stock or preferred stock of the Company or warrants to purchase such securities to be issued in exchange for debt or equity securities of the Company, its subsidiaries, joint ventures or affiliates with an aggregate principal amount, liquidation preference or value not to exceed $815,740,000;

                  (iv) any securities into or for which any of the securities specified in clauses (i), (ii) or (iii) are convertible or exchangeable or which may be issued upon exercise thereof; and

                  (v) shares of Common Stock of the Company sold or otherwise disposed of to carry out transactions (a) which have been specifically authorized by the Board of Directors, and any warrants to purchase such shares, or (b) not requiring specific authorization by the Board of Directors (not to exceed in any one transaction the lesser of (1) two percent of the Common Stock of the Company issued and outstanding at the end of the preceding fiscal year, as adjusted for stock splits and stock dividends, or (2) shares having a market value of $200,000,000), and any warrants to purchase such shares.

         I hereby grant to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

         I hereby revoke any or all prior appointments of attorneys-in-fact to the extent that they confer authority to sign the above-described documents.


                                            /s/ Jaime Chico Pardo
                                            ------------------------------
                                            Jaime Chico Pardo
Dated:  February 8, 2002

                                POWER OF ATTORNEY

         I, Ivan G. Seidenberg, a director of Honeywell International Inc., a Delaware corporation (the "Company"), hereby appoint Lawrence A. Bossidy, Peter
M. Kreindler, Richard F. Wallman, Victor P. Patrick, John J. Tus and James V. Gelly, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company on Form S-3 or other appropriate form for the registration of:

                  (i) debt securities of the Company (which may be convertible into or exchangeable for or accompanied by warrants to purchase debt or equity securities of the Company, its subsidiaries, joint ventures or affiliates or another person or entity, provided the number of shares of the Company's Common Stock into or for which such debt securities may be converted or exchanged or which may be issued upon exercise of such warrants shall not exceed 25,000,000, as adjusted for stock splits and dividends) with aggregate proceeds not to exceed $3 billion (or the equivalent thereof in any foreign currency), including any accompanying warrants and any guarantees by the Company of such debt securities of its subsidiaries, joint ventures or affiliates;

                  (ii) preferred stock of the Company (which may be convertible into or redeemable or exchangeable for Common Stock or other securities or property of the Company) with proceeds not to exceed $500 million;

                  (iii) debt securities, Common Stock or preferred stock of the Company or warrants to purchase such securities to be issued in exchange for debt or equity securities of the Company, its subsidiaries, joint ventures or affiliates with an aggregate principal amount, liquidation preference or value not to exceed $815,740,000;

                  (iv) any securities into or for which any of the securities specified in clauses (i), (ii) or (iii) are convertible or exchangeable or which may be issued upon exercise thereof; and

                  (v) shares of Common Stock of the Company sold or otherwise disposed of to carry out transactions (a) which have been specifically authorized by the Board of Directors, and any warrants to purchase such shares, or (b) not requiring specific authorization by the Board of Directors (not to exceed in any one transaction the lesser of (1) two percent of the Common Stock of the Company issued and outstanding at the end of the preceding fiscal year, as adjusted for stock splits and stock dividends, or (2) shares having a market value of $200,000,000), and any warrants to purchase such shares.

         I hereby grant to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

         I hereby revoke any or all prior appointments of attorneys-in-fact to the extent that they confer authority to sign the above-described documents.


                                               /s/ Ivan G. Seidenberg
                                               ------------------------------
                                               Ivan G. Seidenberg
Dated:  February 8, 2002

                                    POWER OF ATTORNEY

         I, John R. Stafford, a director of Honeywell International Inc., a Delaware corporation (the "Company"), hereby appoint Lawrence A. Bossidy, Peter
M. Kreindler, Richard F. Wallman, Victor P. Patrick, John J. Tus and James V. Gelly, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company on Form S-3 or other appropriate form for the registration of:

                  (i) debt securities of the Company (which may be convertible into or exchangeable for or accompanied by warrants to purchase debt or equity securities of the Company, its subsidiaries, joint ventures or affiliates or another person or entity, provided the number of shares of the Company's Common Stock into or for which such debt securities may be converted or exchanged or which may be issued upon exercise of such warrants shall not exceed 25,000,000, as adjusted for stock splits and dividends) with aggregate proceeds not to exceed $3 billion (or the equivalent thereof in any foreign currency), including any accompanying warrants and any guarantees by the Company of such debt securities of its subsidiaries, joint ventures or affiliates;

                  (ii) preferred stock of the Company (which may be convertible into or redeemable or exchangeable for Common Stock or other securities or property of the Company) with proceeds not to exceed $500 million;

                  (iii) debt securities, Common Stock or preferred stock of the Company or warrants to purchase such securities to be issued in exchange for debt or equity securities of the Company, its subsidiaries, joint ventures or affiliates with an aggregate principal amount, liquidation preference or value not to exceed $815,740,000;

                  (iv) any securities into or for which any of the securities specified in clauses (i), (ii) or (iii) are convertible or exchangeable or which may be issued upon exercise thereof; and

                  (v) shares of Common Stock of the Company sold or otherwise disposed of to carry out transactions (a) which have been specifically authorized by the Board of Directors, and any warrants to purchase such shares, or (b) not requiring specific authorization by the Board of Directors (not to exceed in any one transaction the lesser of (1) two percent of the Common Stock of the Company issued and outstanding at the end of the preceding fiscal year, as adjusted for stock splits and stock dividends, or (2) shares having a market value of $200,000,000), and any warrants to purchase such shares.

         I hereby grant to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

         I hereby revoke any or all prior appointments of attorneys-in-fact to the extent that they confer authority to sign the above-described documents.


                                             /s/ John R. Stafford
                                             ------------------------------
                                             John R. Stafford
Dated:  February 8, 2002

                                POWER OF ATTORNEY

         I, Michael W. Wright, a director of Honeywell International Inc., a Delaware corporation (the "Company"), hereby appoint Lawrence A. Bossidy, Peter
M. Kreindler, Richard F. Wallman, Victor P. Patrick, John J. Tus and James V. Gelly, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company on Form S-3 or other appropriate form for the registration of:

                  (i) debt securities of the Company (which may be convertible into or exchangeable for or accompanied by warrants to purchase debt or equity securities of the Company, its subsidiaries, joint ventures or affiliates or another person or entity, provided the number of shares of the Company's Common Stock into or for which such debt securities may be converted or exchanged or which may be issued upon exercise of such warrants shall not exceed 25,000,000, as adjusted for stock splits and dividends) with aggregate proceeds not to exceed $3 billion (or the equivalent thereof in any foreign currency), including any accompanying warrants and any guarantees by the Company of such debt securities of its subsidiaries, joint ventures or affiliates;

                  (ii) preferred stock of the Company (which may be convertible into or redeemable or exchangeable for Common Stock or other securities or property of the Company) with proceeds not to exceed $500 million;

                  (iii) debt securities, Common Stock or preferred stock of the Company or warrants to purchase such securities to be issued in exchange for debt or equity securities of the Company, its subsidiaries, joint ventures or affiliates with an aggregate principal amount, liquidation preference or value not to exceed $815,740,000;

                  (iv) any securities into or for which any of the securities specified in clauses (i), (ii) or (iii) are convertible or exchangeable or which may be issued upon exercise thereof; and

                  (v) shares of Common Stock of the Company sold or otherwise disposed of to carry out transactions (a) which have been specifically authorized by the Board of Directors, and any warrants to purchase such shares, or (b) not requiring specific authorization by the Board of Directors (not to exceed in any one transaction the lesser of (1) two percent of the Common Stock of the Company issued and outstanding at the end of the preceding fiscal year, as adjusted for stock splits and stock dividends, or (2) shares having a market value of $200,000,000), and any warrants to purchase such shares.

         I hereby grant to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

         I hereby revoke any or all prior appointments of attorneys-in-fact to the extent that they confer authority to sign the above-described documents.


                                               /s/ Michael W. Wright
                                               ------------------------------
                                               Michael W. Wright
Dated:  February 8, 2002